Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events
24.	SUBSEQUENT EVENTS
In February 2020, The Group’s Google Play Store, Google AdMob and Google AdManager accounts were disabled by Google. According to Google, the decision was made because some of the Group’s apps had not been compliant with Google policies, resulting in certain invalid traffic. Since February 20, 2020, the Group has been in continuous communication with Google to appeal the decision, clarify any misunderstanding, and adopt any requisite remedial measures to restore the disabled accounts. However, the Group was recently notified that Google was unable to reinstate the accounts after reviewing the appeal and additional information the Group provided. While the Group will continue to communicate with Google, it
cannot guarantee that its appeals will be successful.
Recently, there was an outbreak of a novel strain of coronavirus
(COVID-19),
which has spread rapidly to many parts of the world. Consequently, the Group’s result of operations will likely be adversely, and may be materially, affected, to the extent that the
COVID-19
or any other epidemic harms the Chinese and global economy in general. Potential impacts include but are not limited to material negative impact to the Group’s total revenues, slower collection of accounts receivables and additional allowance for doubtful accounts and significant downward adjustments or impairment to the Group’s long-te rm
 investments. Because of the uncertainty surrounding the
COVID-19
outbreak, the financial impact related to the outbreak of and response to the coronavirus cannot be reasonably estimated at this time, but the Group’s consolidated results for the first quarter of and full year 2020 may be adversely affected.